Prospectus Supplement	June 29, 2007

PUTNAM GLOBAL INCOME TRUST Prospectus dated February 28, 2007

The section “Who manages the fund?” is supplemented to reflect that the members of the Core-Fixed Income team primarily responsible for the day-to-day management of the fund’s portfolio are now William Kohli (Portfolio Leader), Michael Atkin (Portfolio Member), Rob Bloemker (Portfolio Member), Michael Salm (Portfolio Member) and Raman Srivastava (Portfolio Member).

Positions held by Mr. Kohli over the past five years and his fund holdings are set forth in the prospectus.

Mr. Atkin joined the fund in June 2007. Since 1997, he has been employed by Putnam Management as Director of Sovereign Research. As of May 31, 2007 he owned fund shares valued between $100,001 and $500,000. Mr. Atkin owned shares in all Putnam funds valued between $500,001 and $1,000,000 as of May 31, 2007.

Mr. Bloemker joined the fund in June 2007. Since 1999, he has been employed by Putnam Management, currently as Chief Investment Officer of Fixed Income, and previously as Team Leader, Mortgage and Government. He owned no fund shares as of May 31, 2007. Mr. Bloemker owned shares in all Putnam funds valued between $500,001 and $1,000,000 as of May 31, 2007.

Mr. Salm joined the fund in June 2007. Since 1997, he has been employed by Putnam Management, currently as Team Leader, Liquid Markets. He owned no fund shares as of May 31, 2007. Mr. Salm owned shares in all Putnam funds valued between $100,001 and $500,000 as of May 31, 2007.

Mr. Srivastava joined the fund in June 2007. Since 1999, he has been employed by Putnam Management, currently as Team Leader, Portfolio Construction and Quantitative Research, and previously as a Portfolio Manager and Quantitative Analyst. He owned no fund shares as of May 31, 2007. Mr. Srivastava owned shares in all Putnam funds valued over $1,000,001 as of May 31, 2007.

245823 6/07